Third Quarter 2015 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. With regard to presentations compared to peer institutions, the peer companies include: BHLB, BNCL, BPFH, BRKL, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, KRNY, NBTB, NPBC, NWBI, PFS, SASR, STBA, TMP, TRST, WSFS Data for peers is sourced from SNL Financial LLC. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non- recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. The efficiency ratio represents the ratio of non-interest expenses to the sum of net interest income before provision for loan losses and non-interest income, exclusive of net gain (loss) on limited partnership investments. The pre-provision net revenue to average assets ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other noninterest income, net of non-credit-related expenses as a percent of total average assets. The pre-provision net revenue to average equity ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other noninterest income, net of non-credit-related expenses as a percent of total average equity. Reconciliations are in earnings releases at www.unitedfinancialinc.com. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or mshaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page Quarter Highlights 5 Peer Group 6 Mortgage Banking 8 Pipelines 9 Balance Sheet 10 Asset Quality 11 Net Interest Income Simulation 13 Appendix 14

5NASDAQ: UBNK Quarter Highlights • Third Quarter net income of $13.4 million, or $0.27 per diluted share • Tangible book value per share increased to $10.06 from $9.87 in the linked quarter • ROA of 0.93% for the third quarter • ROE of 8.68% for the third quarter • ROTCE of 11.08% for the third quarter • Non-Interest Expense/Average Assets (NIE/AA) of 2.22% • Efficiency ratio of 61% Loan Production Highlights • 13% annualized total loan growth • 16% annualized commercial loan growth compared to the linked quarter • Three consecutive quarters of strong mortgage banking activity income

6NASDAQ: UBNK Peer Group Return Peer Group Average UBNK ROAA (%) 1.00 0.50 0.00 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 0.94 0.88 0.90 0.92 0.76 0.11 0.95 0.96 0.93 Peer Group Average UBNK ROAE (%) 8.00 6.00 4.00 2.00 0.00 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 8.66 8.15 8.16 8.37 6.12 0.90 8.63 8.69 8.68 Peer Group Average UBNK ROATCE (%) 13.00 11.00 9.00 7.00 5.00 3.00 1.00 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 11.16 10.59 10.66 10.877.80 1.37 11.13 11.12 11.08 Peer Group Average UBNK TCE Ratio (%) 11.00 10.50 10.00 9.50 9.00 8.50 8.00 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 8.90 8.75 9.31 10.0410.16 8.93 8.99 8.79 8.71

7NASDAQ: UBNK Peer Group Earnings Peer Group Average UBNK NIM (%) 3.90 3.70 3.50 3.30 3.10 2.90 2014Q 3 2014Q 4 2015Q 1 2015Q 2 2015Q 3 3.34 3.34 3.29 3.03 3.56 3.44 3.37 3.30 3.20 Peer Group Average UBNK Cost of Funds (%) 0.70 0.60 0.50 0.40 0.30 2014Q 3 2014Q 4 2015Q 1 2015Q 2 2015Q 3 0.56 0.54 0.53 0.51 0.44 0.54 0.57 0.64 0.63 Peer Group Median Peer Group Top Quartile UBNK NIE/Average Assets (%) 3.50 3.00 2.50 2.00 1.50 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2.52 2.45 2.51 2.52 2.00 1.97 2.04 1.91 2.66 3.35 2.23 2.19 2.22 Peer Group Median Peer Group Top Quartile UBNK PPNR/Average Assets (%) 1.90 1.70 1.50 1.30 1.10 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 1.58 1.55 1.49 1.55 1.82 1.75 1.70 1.71 1.37 1.16 1.36 1.56 1.38

8NASDAQ: UBNK Mortgage Banking • Three consecutive quarters of strong mortgage banking production activity and net income • 70% of residential mortgage volume is for home purchases • 46% of residential mortgage volume was ARMs in 2015Q3

9NASDAQ: UBNK Indexed Pipeline Metrics

Balance Sheet Trends

Balance Sheet ($ in thousands)	3Q2015	2Q2015	1Q2015	4Q2014	3Q2014	QoQ 3Q15 vs 2Q15 $ Change	QoQ 3Q15 vs 2Q15 %	YoY 3Q15 vs 3Q14 $ Change	YoY 3Q15 vs 3Q14 %
ASSETS									
Cash and cash equivalents	$ 98,310	$ 84,525	$ 89,361	$ 86,952	$ 84,985	$ 13,785	16.3%	$ 13,325	15.7 %
Securities	1,095,108	1,076,919	1,109,433	1,068,379	1,028,336	18,189	1.7	66,772	6.5
Loans Held for Sale	13,511	28,017	13,002	8,220	6,332	(14,506)	(51.8)	7,179	113.4
Loans - net	4,185,032	4,048,770	3,884,067	3,877,063	3,772,522	136,262	3.4	412,510	10.9
Residential	1,525,966	1,501,813	1,454,561	1,413,739	1,365,076	24,153	1.6	160,890	11.8
Investor owned CRE & construction	1,696,975	1,570,793	1,495,313	1,464,844	1,402,967	126,182	8.0	294,008	21.0
Owner occupied CRE & C&I	981,441	994,255	949,704	1,013,531	1,007,002	(12,814)	(1.3)	(25,561)	(2.5)
Deferred tax asset, net	31,554	31,822	29,956	33,833	25,974	(268)	(0.8)	5,580	21.5
Premises and equipment, net	55,919	57,131	57,718	57,665	57,595	(1,212)	(2.1)	(1,676)	(2.9)
Intangible Assets	123,220	123,637	124,053	124,542	123,943	(417)	(0.3)	(723)	(0.6)
Cash surrender value of BOLI	125,186	124,287	123,456	122,622	121,724	899	0.7	3,462	2.8
OREO	258	227	1,711	2,239	2,647	31	13.7	(2,389)	(90.3)
Other Assets*	114,924	105,355	98,393	95,294	89,748	9,569	9.1	25,176	28.1
Total Assets	5,843,022	5,680,690	5,531,150	5,476,809	5,313,806	162,332	2.9	529,216	10.0

LIABILITIES AND STOCKHOLDERS' EQUITY	3Q2015	2Q2015	1Q2015	4Q2014	3Q2014	QoQ 3Q15 vs 2Q15 $ Change	QoQ 3Q15 vs 2Q15 %	YoY 3Q15 vs 3Q14 $ Change	YoY 3Q15 vs 3Q14 %
Liabilities:									
Deposits:									
Non-interest-bearing	$ 622,535	$ 610,279	$ 598,157	$ 602,359	$ 659,859	$ 12,256	2.0%	$ (37,324)	(5.7)%
Interest-bearing	3,640,436	3,571,972	3,558,958	3,432,952	3,369,143	68,464	1.9	271,293	8.1
Total Deposits	4,262,971	4,182,251	4,157,115	4,035,311	4,029,002	80,720	1.9	233,969	5.8
Mortgagors' and investor escrow accounts	8,108	15,168	8,815	13,004	6,649	(7,060)	(46.5)	1,459	21.9
Federal Home Loan Bank advances and other	893,865	825,963	707,318	777,314	594,873	67,902	8.2	298,992	50.3
Accrued expenses and other liabilities	56,626	45,313	47,779	48,772	31,916	11,313	25.0	24,710	77.4
Total liabilities	5,221,570	5,068,695	4,921,027	4,874,401	4,662,440	152,875	3.0	559,130	12.0
Total stockholders' equity	621,452	611,995	610,123	602,408	651,366	9,457	1.5	(29,914)	(4.6)
	5,843,022	5,680,690	5,531,150	5,476,809	5,313,806	162,332	2.9	529,216	10.0

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.

NASDAQ: UBNK

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11NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2015Q3 2015Q2 2015Q1 2014Q4 2014Q3 Non-accrual loans $ 32,240 $ 30,028 $ 30,631 $ 28,558 $ 24,109 TDR - non-accruing 4,605 5,346 5,034 3,800 5,180 Total non-performing loans 36,845 35,374 35,665 32,358 29,289 OREO 258 227 1,711 2,239 2,647 Total non-performing assets $ 37,103 $ 35,601 $ 37,376 $ 34,597 $ 31,936 NPLs to total loans 0.88% 0.87% 0.91% 0.83% 0.77% NPAs to total assets 0.63% 0.63% 0.68% 0.63% 0.60% Net charge offs 1,276 904 1,022 1,828 1,672 Annualized NCOs to average loans 0.12% 0.09% 0.10% 0.19% 0.18% Allowance for loan losses to non-performing loans 83.68% 81.57% 70.93% 76.67% 76.15% Allowance for loan losses to total loans 0.73% 0.71% 0.65% 0.64% 0.59% Provision for loan losses (annualized)/Average Loans 0.31% 0.45% 0.15% 0.45% 0.28%

12NASDAQ: UBNK Peer Asset Quality Peer Group Average UBNK NPLS/Loans (%) 1.30 1.10 0.90 0.70 0.50 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 1.15 1.05 1.01 0.97 0.77 0.83 0.91 0.87 0.88 Peer Group Average UBNK NPAs/Assets (%) 1.00 0.80 0.60 0.40 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 0.9 0.83 0.80 0.76 0.60 0.63 0.68 0.63 0.63 Peer Group Average UBNK ALL/Gross Loans(%) 1.20 1.10 1.00 0.90 0.80 0.70 0.60 0.50 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 1.14 1.09 1.06 1.03 0.59 0.64 0.65 0.71 0.73 Peer Group Average UBNK NCOs / Average Loans (%) 0.20 0.15 0.10 0.05 0.00 201 4Q3 201 4Q4 201 5Q1 201 5Q2 201 5Q3 0.10 0.18 0.10 0.14 0.18 0.19 0.10 0.09 0.12

13NASDAQ: UBNK Net Interest Income Simulation • Beta variables represented above pertain only to MMKT account betas; all other deposit betas and modeling assumptions are held constant across simulation exercises. • By applying a slight modification to the MMKT beta assumption, the Company moves from a slightly liability sensitive position to an asset sensitive position. • For SEC reporting purposes, the results of the 80% MMKT beta simulation are published. • Deposit rates are modeled to be floored in the DN 50bps simulation and are not impacted by beta sensitivity.

14NASDAQ: UBNK APPENDIX

15NASDAQ: UBNK Loan Portfolio Residential Investor Owned CRE & Construction Owner Occupied CRE & C&I Consumer 100 80 60 40 20 0 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 36.1% 36.3% 37.3% 36.9% 36.2% 37.0% 37.6% 39.3% 38.6% 40.4% 26.5% 26.0% 23.3% 24.4% 23.3% 0.4% 0.1% 0.1% 0.1% 0.1%

16NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 3Q2015 2Q2015 Market Value 1,095 1,077 Yield 2.92% 2.90% Average Rating AA AA MBS Portfolio 602 599 Total Portfolio Duration (years) 3.3 3.5 Summary of Quarterly Securities Purchases 3Q2015 2Q2015 Average Yield 3.39% 2.90% Average Rating AA AA Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 3Q 1 201 3Q 2 201 3Q 3 201 3Q 4 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 15.4 16.3 17.3 18.2 19.3 18.8 19.4 19.5 20.1 19.0 18.7 Investment Portfolio Summary (Total) Sept 30, 2015 Gov't Agency: 1% CLO: 14% Corp Debt: 6% Agency CMO: 27% Agency CCMO: 12% Agency CMBS: 5% FFELP: 1% Muni: 20% Agency MBS: 10% Preferred: 4%

Peer Group - Total Assets $4-$10 Billion

Institution Name	Ticker	Exchange	State	City	Total Assets ($ millions)	Market Cap ($ millions)	Dividend Yield (%) *	Price/ Tangible Book (%)*	Price / LTM EPS (x)*	Price / Median EPS Estimates (x) *	TCE/TA (%)
****United Financial Bancorp, Inc.**	**UBNK**	**NASDAQ**	**CT**	**Glastonbury**	**5,843,022**	**646.2**	**3.66**	**129.7**	**17.4**	**12.3**	**8.71**
Peer Group:											
National Penn Bancshares, Inc.	NPBC	NASDAQ	PA	Allentown	9,604,314	1,581.3	3.81	199.1	16.1	15.1	8.90
Provident Financial Services, Inc.	PFS	NYSE	NJ	Iselin	8,751,414	1,239.8	3.26	173.2	14.9	14.0	8.84
NBT Bancorp, Inc.	NBTB	NASDAQ	NY	Norwich	8,072,485	1,143.2	3.25	198.0	17.8	15.7	7.63
Community Bank System, Inc.	CBU	NYSE	NY	De Witt	7,908,771	1,543.9	3.18	247.1	16.7	16.0	8.17
Northwest Bancshares, Inc.	NWBI	NASDAQ	PA	Warren	7,864,510	1,214.6	4.21	138.4	17.8	17.6	11.58
Customers Bancorp, Inc.	CUBI	NYSE	PA	Wyomissing	7,617,643	722.6	—	148.7	14.5	13.5	6.10
Berkshire Hills Bancorp, Inc.	BHLB	NYSE	MA	Pittsfield	7,518,747	840.8	2.60	160.5	16.8	13.2	7.04
Independent Bank Corp.	INDB	NASDAQ	MA	Rockland	7,195,921	1,226.6	2.13	228.0	19.5	16.5	7.58
Boston Private Financial Holdings,Inc.	BPFH	NASDAQ	MA	Boston	7,045,939	840.8	3.39	199.8	15.4	8.0	7.13
First Commonwealth Financial Corporation	FCF	NYSE	PA	Indiana	6,316,728	853.1	2.92	147.4	17.5	14.2	8.91
S&T Bancorp, Inc.	STBA	NASDAQ	PA	Indiana	6,133,728	1,030.1	2.40	240.3	17.1	15.5	8.10
Brookline Bancorp, Inc.	BRKL	NASDAQ	MA	Boston	5,782,934	798.2	3.06	142.4	15.1	14.9	8.94
Eagle Bancorp, Inc.	EGBN	NASDAQ	MD	Bethesda	5,753,803	1468.0	—	260.4	20.4	18.3	10.34
Tompkins Financial Corporation	TMP	NYSE	NY	Ithaca	5,436,136	802.7	3.09	199.8	14.2	15.3	7.48
Flushing Financial Corporation	FFIC	NASDAQ	NY	Uniondale	5,359,964	607.7	2.95	129.8	12.8	13.7	8.35
WSFS Financial Corporation	WSFS	NASDAQ	DE	Wilmington	5,077,483	763.3	0.69	181.1	16.7	14.9	8.84
TrustCo Bank Corp NY	TRST	NASDAQ	NY	Glenville	4,741,337	668.2	3.73	138.1	12.9	13.6	8.48
Beneficial Bancorp, Inc.	BNCL	NASDAQ	PA	Philadelphia	4,736,499	1034.4	—	112.7	44.7	44.2	21.14
Dime Community Bancshares, Inc.	DCO	NASDAQ	NY	Brooklyn	4,644,535	630.0	3.31	148.8	12.9	13.5	9.20
Sandy Spring Bancorp, Inc.	SASR	NASDAQ	MD	Olney	4,507,367	687.3	3.00	148.0	15.7	14.5	9.82
Kearny Financial Corp.	KRNY	NASDAQ	NJ	Fairfield	4,237,187	1,043.8	—	101.4	191.2	57.4	25.63
Average					**6,395,593**	**987.6**	**2.43**	**173.5**	**25.7**	**18.1**	**9.91**
Median					**5,782,934**	**853.1**	**3.04**	**158.2**	**16.7**	**14.9**	**8.84**

Source: SNL Financial.

*Dividend Yield, Price / Tangible Book, Price / LTM EPS and Price / Median EPS Estimates calculated using 9/30/2015 closing prices

**Peer Financial data as of 6/30/2015. UBNK Financial data as of 9/30/2015 united financial bancorp, inc.

NASDAQ: UBNK

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Non-GAAP Reconciliation

	Three Months Ended				
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Net income	$ 13,381	$ 13,332	$ 13,025	$ 1,421	$ 9,985
Adjustments:					
Net interest income	(4,092)	(3,512)	(3,432)	(3,421)	(3,828)
Non-interest income	59	(360)	(338)	729	(430)
Non-interest expense	439	454	486	12,513	4,497
Income tax expense (benefit)	1,258	1,196	1,152	(2,926)	226
Net adjustment	(2,336)	(2,222)	(2,132)	6,895	465
Total operating net income	11,045	11,110	$ 10,893	$ 8,316	$ 10,450
Total net interest income	$ 41,643	$ 40,903	$ 41,343	$ 41,892	$ 42,193
Adjustments:					
Impact from purchase accounting fair value (Accretion) / Amortization of loan mark	(2,787)	(2,194)	(1,871)	(1,543)	(1,734)
Accretion / (Amortization) of deposit mark	841	845	1,079	1,276	1,482
Accretion / (Amortization) of borrowings mark	464	473	482	602	612
Net adjustment	(4,092)	(3,512)	(3,432)	(3,421)	(3,828)
Total operating net interest income	$ 37,551	$ 37,391	$ 37,911	$ 38,471	$ 38,365
Total non-interest income	$ 7,818	$ 9,371	$ 6,835	$ 3,001	$ 4,076
Adjustments:					
Net gain on sales of securities	59	(360)	(338)	59	(430)
Loss on fixed assets - branch optimization	—	—	—	670	—
Net adjustment	59	(360)	(338)	729	(430)
Total operating non-interest income	7,877	9,011	6,497	3,730	3,646
Total operating net interest income	37,551	37,391	37,911	38,471	38,365
Total operating revenue	$ 45,428	$ 46,402	$ 44,408	$ 42,201	$ 42,011

united financial bancorp, inc.

NASDAQ: UBNK

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19NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended September 30, 2015 June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 Total non-interest expense 31,876 30,357 $ 30,657 $ 45,076 $ 34,922 Adjustments: Merger and acquisition expense — — — (10,136) (4,008) Core deposit intangible amortization expense (433) (449) (481) (481) (481) Effect of position eliminations — — — — — Effect of branch lease termination agreement — — — (1,888) — Amortization of fixed asset fair value mark (6) (5) (5) (8) (8) Net adjustment (439) (454) (486) (12,513) (4,497) Total operating expense $ 31,437 $ 29,903 $ 30,171 $ 32,563 $ 30,425 Total loans 4,209,618 4,072,067 $ 3,904,733 $ 3,897,866 $ 3,791,491 Non-covered loans (1,255,618) (1,356,259) (1,510,264) (1,658,594) (1,693,669) Total covered loans $ 2,954,000 $ 2,715,808 $ 2,394,469 $ 2,239,272 $ 2,097,822 Allowance for loan losses $ 30,832 $ 28,856 $ 25,297 $ 24,809 $ 22,304 Allowance for loan losses to total loans 0.73% 0.71% 0.65% 0.64% 0.59% Allowance for loan losses to total covered loans 1.04% 1.06% 1.06% 1.11% 1.06% As required by GAAP, the Company recorded at fair value the loans acquired in the legacy United transactions. These loans carry no allowance for loan losses for the periods reflected above.